UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/08/2013

National Bank Holdings Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35654

Delaware	27-0563799
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5570 DTC Parkway, Greenwood Village, Colorado 80111
(Address of principal executive offices, including zip code)

720-529-3336
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On May 8, 2013, National Bank Holdings Corporation issued a press release announcing the formation of a specialty financial division, NBH Capital Finance. The press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 and the exhibit referenced herein are being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bank Holdings Corporation

Date: May 08, 2013	By:	/s/ Mark W. Yonkman
Mark W. Yonkman
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release